News Release

Charlotte's Web Announces Board Transition as Co-Founder Jared Stanley Deepens Focus on DeFloria
Mr. Stanley to dedicate his full attention to advancing DeFloria's FDA Phase 2 botanical drug program, a Charlotte's Web-affiliated clinical-stage venture
LOUISVILLE, Colo. - June 5, 2026 - (TSX:CWEB) (OTCQX:CWBHF) Charlotte's Web Holdings, Inc. ("Charlotte's Web" or the "Company"), a botanical wellness innovation company and a market leader in hemp extract wellness, today announced that co-founder Jared Stanley has stepped down from its Board of Directors, effective June 3, 2026, to dedicate his full attention to his role as Chief Executive Officer of DeFloria, Inc. ("DeFloria"), the clinical-stage botanical pharmaceutical company co-founded by Charlotte's Web. Mr. Stanley's decision is supported by management and the Board.
A member of the founding family that created Charlotte's Web, Mr. Stanley has helped shape the Company since its earliest days and has been instrumental in advancing its cultivation, genetics, and regulatory initiatives. He will remain closely connected to Charlotte's Web and available to support and advise the Company where its cultivation and regulatory work intersect with DeFloria's drug development. As a co-founder and shareholder in DeFloria, Charlotte's Web continues to participate directly in the progress of DeFloria's clinical-stage pipeline.
Jared Stanley is also a representative on ONE HEMP, co-founded by Charlotte’s Web, the national industry coalition advancing responsible federal hemp regulation and consumer protection, and will continue in that role.
"On behalf of the entire Board and management team, we thank Jared for his vision and his many contributions as a founder of Charlotte's Web. Charlotte's Web and DeFloria are intertwined, and we fully support Jared as he turns his focus to advancing and financing DeFloria's clinical mission. We look forward to seeing both companies continue to grow and to serve the patients, families, and shareholders who depend on them," said Angela McElwee, Chair of the Board of Charlotte's Web.
DeFloria: The Opportunity
DeFloria is an FDA Phase 2 clinical-stage botanical pharmaceutical company developing AJA001 oral solution, an investigational botanical drug being developed for irritability associated with autism spectrum disorder, a condition that currently lacks adequate approved treatment options. Formed in 2023 by Charlotte's Web and AJNA BioSciences PBC, with a subsidiary of British American Tobacco p.l.c.

as lead investor, DeFloria is advancing AJA001 through the U.S. Food and Drug Administration's Botanical Drug Pathway using Charlotte's Web’s proprietary full-spectrum hemp genetics.
The 2025 U.S. executive actions are expected to further support cannabinoid drug development by expanding research access, encouraging institutional investment, and reducing barriers to pharmaceutical partnerships. As a co-founder and shareholder in DeFloria, Charlotte's Web is positioned to participate in this opportunity alongside its core botanical wellness business.
"Stepping back from the Board allows me to put my full energy into DeFloria at a pivotal moment, as we advance AJA001 through Phase 2 and federal policy increasingly recognizes the therapeutic potential of cannabinoids. Charlotte's Web and DeFloria are deeply connected, and the progress we make at DeFloria is progress for Charlotte's Web and its shareholders," said Jared Stanley, Chief Executive Officer of DeFloria and Co-Founder of Charlotte's Web.
Following Mr. Stanley's resignation, the Board will have six directors.
About Charlotte's Web Holdings, Inc.
Charlotte's Web Holdings, Inc., a Certified B Corporation headquartered in Louisville, Colorado, is a botanical wellness innovation company and a market leader in hemp extract wellness that includes Charlotte's Web whole-plant full-spectrum CBD extracts as well as broad-spectrum CBD and cannabinoid isolates. The Company's hemp extracts have naturally occurring botanical compounds including cannabidiol ("CBD"), CBN, CBC, CBG, THC, terpenes, flavonoids, and other beneficial compounds. Charlotte's Web product categories include CBD oil tinctures (liquid products), CBD gummies (sleep, calming, exercise recovery, immunity), CBN gummies, hemp-derived THC microdose gummies, functional mushroom gummies, CBD capsules, CBD topical creams, and lotions, as well as CBD pet products for dogs. Through its substantially vertically integrated business model, Charlotte's Web maintains stringent control over product quality and consistency with analytic testing from soil to shelf for quality assurance. Charlotte's Web products are distributed to retailers and healthcare practitioners throughout the U.S.A. and are available online through the Company's website at www.charlottesweb.com.
Shares of Charlotte's Web trade on the TSX under the symbol "CWEB" and are quoted in U.S. Dollars in the United States on the OTCQX under the symbol "CWBHF".
For more information:
Cory Pala
Director of Investor Relations
(720) 484-8930
Cory.Pala@CharlottesWeb.com

Forward-Looking Information
Certain information provided herein constitutes forward-looking statements or information (collectively, "forward-looking statements") within the meaning of applicable securities laws. Forward-looking statements are typically identified by words such as "may," "will," "should," "could," "anticipate," "expect," "project," "estimate," "forecast," "plan," "intend," "target," "believe" and similar words suggesting future outcomes or statements regarding an outlook. Forward-looking statements are not guarantees of future performance and readers are cautioned against placing undue reliance on forward-looking statements. This press release includes forward-looking statements including: the future performance or achievements of DeFloria, Inc.; future clinical trial results, therapeutic efficacy, or regulatory approvals of AJA001 oral solution; the anticipated effects of changes in the regulatory environment, including the reclassification of cannabis to Schedule III; and the continuing relationship between the Company and DeFloria, the results of which may be materially different from those expressed or implied by the forward-looking statements contained in this press release.
By their nature, these statements involve a variety of assumptions, known and unknown risks and uncertainties, and other factors which may cause actual results, levels of activity, and achievements to differ materially from those expressed or implied by such statements. The forward-looking statements contained in this press release are based on certain assumptions and analysis by management of the Company in light of its experience and perception of historical trends, current conditions and expected future developments and other factors that management believes are appropriate and reasonable.
The material factors and assumptions used to develop the forward-looking statements herein include, but are not limited to: regulatory regime changes; anticipated product development and sales; the success of sales and marketing activities; product development and production expectations; outcomes from R&D activities; the Company's ability to deal with adverse growing conditions in a timely and cost-effective manner; the availability of qualified and cost-effective human resources; compliance with contractual and regulatory obligations and requirements; availability of adequate liquidity and capital to support operations and business plans; and expectations around consumer product demand. In addition, the forward-looking statements are subject to risks and uncertainties pertaining to, among other things: supply and distribution chains; the market for the Company's products; revenue fluctuations; regulatory changes; loss of customers and retail partners; retention and availability of talent; competing products; share price volatility; loss of proprietary information; product acceptance; internet and system infrastructure functionality; information technology security; available capital to fund operations and business plans; crop risk; economic and political considerations; and including but not limited to those risks and uncertainties discussed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the year ending December 31, 2025, and other risk factors contained in other filings with the Securities and Exchange Commission available at http://www.sec.gov and filings with Canadian securities regulatory authorities available at www.sedarplus.ca. The impact of any one risk, uncertainty, or factor on a particular forward-looking statement is not determinable with certainty as these are interdependent, and the Company's future course of action depends on management's assessment of all information available at the relevant time.
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